Exhibit 99.2

NOTICE OF AVAILABILITY OF MATERIALS 2023 ANNUAL MEETING OF SHAREHOLDERS

Notice and access

Throughout this notice, “CPKC“, “we”, “our” and the “Company” refer to Canadian Pacific Kansas City Limited (formerly Canadian Pacific Railway Limited), and “you”, “your” and “shareholder” refer to a shareholder of CPKC.

You are receiving this notice because CPKC is using notice and access to deliver you our management proxy circular (the “proxy circular”) and other proxy-related materials (the “meeting materials”), including our 2022 annual report, for our annual meeting of shareholders. We are providing you with electronic access to these documents instead of mailing paper copies. You will receive a form of proxy or voting instruction form so you can vote your shares.

Notice and access is a more environmentally friendly and cost effective way to deliver the proxy circular and meeting materials as it will help reduce paper use and also will reduce the cost of printing and mailing materials to shareholders.

Notice is given that an annual meeting of shareholders of CPKC will be held:

When Thursday June 15, 2023 9:00 a.m. (Mountain Time)	Where Virtual meeting via webcast online at https://web.lumiagm.com/486134857 for the following purposes, as further described in the “Business of the Shareholder Meeting” and other sections of the proxy circular and as listed in the items of business below:

1.	Receive the audited consolidated financial statements for the year ended December 31, 2022;
2.	Appoint the auditor;
3.	Have a say on executive pay at CPKC;
4.	Have a say on the Company’s approach to climate change; and
5.	Elect directors.

How to Access the Meeting Materials

• On our website: investor.cpkcr.com

• On the website of our registrar and transfer agent, Computershare Trust Company of Canada (Computershare): www.envisionreports.com/CPKC2023

• On SEDAR: www.sedar.com

• On the U.S. Securities and Exchange Commission website through EDGAR:
www.sec.gov/edgar.shtml

How to request a paper copy of the meeting materials

Upon request, we will provide a paper copy of the proxy circular, to any shareholder free of charge, for a period of one year from the date that the proxy circular was filed on SEDAR. Your request should be received no later than June 1, 2023 in order to receive the meeting materials in advance of the meeting.

Before the Meeting		Following the Meeting

Registered shareholders (15-digit control number)	Call Computershare toll-free at 1-866-962-0498 (Canada/U.S.) or 1-514-982-8716 (International) and enter your control number as indicated on your form of proxy or voting instruction form	Call Broadridge at 1-877-907-7643 (Canada/U.S.) or direct/International at (303) 562-9305 (English) and (303) 562-9306 (French)
Non-Registered (beneficial) shareholders (16-digit control number)

Visit proxyvote.com or call 1-877-907-7643 (Canada/U.S.) and enter your control number located on the voting instruction form provided to you. If you are calling outside of Canada/U.S. or you do not have a 16-digit control number, call 1-303-562-9305 (English) or 1-303-562-9306 (French)

If you request a paper copy of this proxy circular, you will not receive a new form of proxy or voting instruction form, so you should keep the original form sent to you in order to vote at the meeting.

Voting

Please note that you cannot vote by returning this notice. You may vote your common shares on the Internet, by phone or mail. Please refer to the instructions in your separate form of proxy or voting instruction form on how to vote using these methods. You may also vote online at the meeting by following the instructions in Part VI of the proxy circular. Please note that you will not receive another form of proxy or voting instruction form. Please retain your current one to vote your common shares.

Registered shareholders and duly appointed proxyholders will be able to participate and vote at the meeting online at https://web.lumiagm.com/486134857. These persons must enter the meeting by clicking “Join” and then entering your 15-digit control number or username, as applicable, and the password “CPKC2023” before the start of the meeting. Guests will be able to listen to the meeting but will not be able to ask questions or vote at the meeting.

The deadline for receiving duly completed forms of proxy or voting instruction forms or a vote using the telephone is 9:00 a.m. (Mountain Time) on June 14, 2023 or not less than 24 hours (excluding Saturdays, Sundays and holidays) prior to the time fixed for holding any adjournment of the meeting.

Shareholders are reminded to review the proxy circular and other meeting materials carefully before voting their common shares.

Questions

If you have any questions regarding this notice or the notice and access mechanism, you can contact Broadridge, toll free within North America at 1-844-916-0609 (English) or 1-844-973-0593 (French). If you are dialing from outside North America, please dial (303) 562-9305 (English) or (303) 562-9306 (French).

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